UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date earliest event reported): June 30, 2008

SLM Student Loan Trust 2008-6
(Exact name of issuer as specified in its charter)

DELAWARE	333-141930 333-141930-10	61-1466416
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)
12061 Bluemont Way
V3419
Reston, VA 20190
(Address of registrant’s principal executive offices)
Registrant’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Exhibit Index appears on page 4

Item 8.01 Other Events
      The pre-funding period for SLM Student Loan Trust 2008-6 (the “Trust”) ended on June 30, 2008. Attached to this Report as Exhibit 99.1 is updated information concerning the Trust’s asset pool as of June 30, 2008.
Item  9.01 Financial Statements and Exhibits
          (a) Not applicable.
          (b) Not applicable.
          (c) Not applicable.
          (d) Exhibits
               99.1       SLM Student Loan Trust 2008-6 Pool Characteristics as of June 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2008-6
	By:	SALLIE MAE, INC.,
in its capacity as Administrator

	By:	/s/ JONATHAN C. CLARK
Dated: October 20, 2008	Name: Jonathan C. Clark
Title: Senior Vice President and Treasurer

INDEX TO EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
     99.1       SLM Student Loan Trust 2008-6 Pool Characteristics as of June 30, 2008.

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